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                                                                    EXHIBIT 99.1

                                  CONSENT


     I hereby consent to being named as a director nominee in Troy Group, Inc.'s Registration Statement on Form S-1 (File No. 333-51523) and the related Prospectus for the registration of its Common Stock, and any amendments thereto.




                                       /s/ BRIAN P. DIRK
                                       --------------------------
June 22, 1998